Supplement dated March 5, 2018
to the Prospectuses, as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/17
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/17
Columbia Global Strategic Equity Fund	6/1/17
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/17
Columbia Capital Allocation Moderate Portfolio	6/1/17
Columbia Capital Allocation Aggressive Portfolio	6/1/17
Columbia Overseas Core Fund is added as an underlying fund. Accordingly, Columbia Overseas Core Fund is added to the table under the caption More Information About the Funds - Principal Investment Strategies - Underlying Funds as an Affiliated Equity Underlying Fund for the Columbia Capital Allocation Portfolios and as an International/Global Fund for Columbia Global Strategic Equity Fund, and the following description of the fund is hereby added to Appendix A — Underlying Funds — Investment Objectives and Strategies:
Columbia Overseas Core Fund
Columbia Overseas Core Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies. The Fund may invest up to 20% of its net assets in emerging market countries. The Fund may invest directly in foreign equity securities, such as common and preferred stock, or indirectly through mutual funds and closed-end funds, as well as depositary receipts. The Fund may invest in securities of or relating to issuers believed to be undervalued (i.e., “value” stocks), represent growth opportunities (i.e., “growth” stocks), or both. The Fund may invest in the securities of issuers of any size, including small-, mid- and large-capitalization companies.
The Fund may invest in companies involved in initial public offerings, tender offers, mergers, other corporate restructurings and other special situations. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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